Exhibit 5.1

Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 +1 212 839 5300 +1 212 839 5599 Fax AMERICA • ASIA PACIFIC • EUROPE

February 5, 2026

PulteGroup, Inc.
3350 Peachtree Road NE, Suite 1500
Atlanta, Georgia 30326

Re:      Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by PulteGroup, Inc., a Michigan corporation (the “Company”), and certain direct and indirect subsidiaries of the Company set forth in the Registration Statement (collectively, the “Subsidiary Guarantors”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration of an unlimited amount of: (i) the Company’s common shares, par value $0.01 per share (the “Common Stock”); (ii) one or more series of the Company’s preferred shares, par value $0.01 per share (the “Preferred Stock”), which may be represented by depositary shares (the “Depositary Shares”); (iii) one or more series of debt securities of the Company (the “Debt Securities”), which may be unsecured senior debt securities (the “Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Subordinated Debt Securities”); (iv) warrants to purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities (the “Warrants”); (v) stock purchase contracts (the “Stock Purchase Contracts”) obligating the holders thereof to purchase from the Company, and the Company to sell to the holders thereof, shares of Common Stock at a future date or dates; (vi) stock purchase units (the “Stock Purchase Units”), each representing ownership of a Stock Purchase Contract and a Debt Security or debt obligation of a third party, including United States Treasury securities, or any combination of the foregoing, securing the holder’s obligation to purchase shares of Common Stock under the applicable Stock Purchase Contract; (vii) guarantees by one or more of the Subsidiary Guarantors to holders of the Debt Securities (the “Guarantees”); and (viii) units (the “Other Units”), each representing ownership of two or more securities described in the preceding clauses (i) through (vii). The Common Stock, the Preferred Stock, the Depositary Shares, the Debt Securities, the Warrants, the Stock Purchase Contracts, the Stock Purchase Units, the Guarantees and the Other Units are collectively referred to herein as the “Securities.” We refer herein to the Subsidiary Guarantors listed on Annex A hereto, each of which is formed or organized under the laws of the State of Delaware, as the “Specified Subsidiary Guarantors.”

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships.

PulteGroup, Inc.
February 5, 2026

Unless otherwise specified in the applicable prospectus supplement:

(1)            the Depositary Shares will be issued under a deposit agreement (a “Deposit Agreement”) between the Company and a depositary (the “Depositary”);

(2)            the Senior Debt Securities and any Guarantees thereof will be issued under that certain Indenture, dated as of February 5, 2026 (the “Senior Indenture”), between the Company and U.S. Bank Trust Company, National Association (the “Senior Trustee”);

(3)            the Subordinated Debt Securities and any Guarantees thereof will be issued under one or more indentures (each, a “Subordinated Indenture,” and, together with the Senior Indenture, each an “Indenture” and, collectively, the “Indentures”) to be entered into between the Company and a trustee (the “Subordinated Trustee”);

(4)            the Warrants will be issued under a warrant agreement (the “Warrant Agreement”) to be entered into between the Company and a warrant agent (the “Warrant Agent”);

(5)            the Stock Purchase Contracts will be issued under a stock purchase contract agreement (the “Stock Purchase Contract Agreement”) between the Company and a purchase contract agent (the “Stock Purchase Contract Agent”); and

(6)            the Other Units will be issued pursuant to one or more unit agreements (each, a “Unit Agreement”) to be entered into between the Company and a unit agent (the “Unit Agent”);

in each case, substantially in the form that has been or will be filed and incorporated by reference as an exhibit to the Registration Statement.

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the exhibits thereto, the Restated Articles of Incorporation of the Company, as amended to the date hereof (the “Articles of Incorporation”) and the Amended and Restated By-laws of the Company, as amended to the date hereof (the “By-laws”), the resolutions (the “Resolutions”) adopted by the board of directors of the Company (the “Board”) relating to the Registration Statement, the certificate of incorporation and bylaws, certificate of formation and limited liability company agreement or certificate of limited partnership and limited partnership agreement, as the case may be, of each Specified Subsidiary Guarantor, the Senior Indenture, the form of Subordinated Indenture and the resolutions adopted by the board of directors, board of managers, or general partner of the Specified Subsidiary Guarantors, in each case relating to the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of the Company and each of the Specified Subsidiary Guarantors, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Company and the Specified Subsidiary Guarantors.

PulteGroup, Inc.
February 5, 2026

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.            The Depositary Shares covered by the Registration Statement will entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when: (i) the Registration Statement (including any necessary post-effective amendments) shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such Depositary Shares and the requisite number of shares of the series of Preferred Stock underlying such Depositary Shares (the “Underlying Preferred Stock”) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement relating to such Depositary Shares shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Depositary named in the Deposit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Underlying Preferred Stock underlying such Depositary Shares and authorizing the issuance and sale of such series of Underlying Preferred Stock; (v) the Company shall have filed with the Secretary of State of the State of Michigan a Certificate of Designations with respect to such series of Underlying Preferred Stock underlying such Depositary Shares in accordance with applicable Michigan law and in conformity with the Articles of Incorporation and such final resolutions; (vi) the certificates representing such series of Underlying Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Underlying Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof, all in accordance with the Articles of Incorporation, the By-laws and applicable Michigan law; and (vii) the depositary receipts evidencing Depositary Shares shall have been duly executed and delivered by the Depositary in the manner set forth in the Deposit Agreement and in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

2.            Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement (including any necessary post-effective amendments) shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and the requisite number of shares of Common Stock or Preferred Stock, Depositary Shares or Debt Securities issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) if such Warrants are exercisable for shares of Common Stock, (A) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law authorizing the issuance and sale of such shares of Common Stock; and (B) the certificates representing such shares of Common Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any such shares of Common Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares of Common Stock in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof; (vi) if such Warrants are exercisable for Preferred Stock, (A) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock and authorizing the issuance and sale of such series of Preferred Stock; (B) the Company shall have filed with the Secretary of State of the State of Michigan a Certificate of Designations with respect to such series of Preferred Stock in accordance with applicable Michigan law and in conformity with the Articles of Incorporation and such final resolutions; and (C) the certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof; (vii) if such Warrants are exercisable for Depositary Shares, the actions described in paragraph 1 above shall have been taken; (viii) if such Warrants are exercisable for Senior Debt Securities, the actions described in paragraph 3 below shall have been taken; (ix) if such Warrants are exercisable for Subordinated Debt Securities, the actions described in paragraph 4 below shall have been taken; and (x) the certificates, if any, representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

3.            The Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company, and the Guarantees (if any) of each such series of Senior Debt Securities will constitute valid and binding obligations of each Subsidiary Guarantor, when: (i) the Registration Statement (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of Senior Debt Securities and the related Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Senior Debt Securities and the related Guarantees (if any) and the Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture establishing the form and terms of such series of Senior Debt Securities as contemplated by the Senior Indenture; (iv) all necessary corporate, limited liability company, limited partnership or other entity action (as applicable) shall have been taken by each Subsidiary Guarantor to authorize the form, terms, execution, delivery, performance, issuance of its Guarantee (if any) related to such series of Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Senior Debt Securities and the related Guarantees (if any) and the Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture establishing the form and terms of such Guarantee (if any) related to such series of Senior Debt Securities as contemplated by the Senior Indenture; (v) a supplemental indenture establishing the form and terms of such series of Senior Debt Securities shall have been duly executed and delivered by the Company, each Subsidiary Guarantor, if any, that is a party thereto and the Senior Trustee in accordance with the provisions of the Articles of Incorporation, the By-laws, final resolutions of the Board or a duly authorized committee thereof, the Resolutions and the Senior Indenture and, in the case of a supplemental indenture, in accordance with the provisions of the certificate of incorporation and bylaws, certificate of formation and limited liability company agreement, certificate of limited partnership and limited partnership agreement or similar governing documents, as the case may be, of each Subsidiary Guarantor (in each case, the “Governing Documents”) and resolutions of the board of directors, manager(s), general partner or other governing body of each Subsidiary Guarantor (in each case, the “Governing Authority”) that is a party thereto; (vi) if such Senior Debt Securities are convertible into shares of Common Stock, the actions described in paragraph 2(v) above shall have been taken; (vii) if such Senior Debt Securities are convertible into shares of Preferred Stock, the actions described in paragraph 2(vi) above shall have been taken; (viii) if such Senior Debt Securities are convertible into Depositary Shares, the actions described in paragraph 1 above shall have been taken; and (ix) the certificates, if any, evidencing the Senior Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Senior Trustee and issued, all in accordance with the Articles of Incorporation, the By-laws, final resolutions of the Board or a duly authorized committee thereof, the Resolutions, the Senior Indenture and the supplemental indenture establishing the form and terms of the Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

4.            The Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company, and the Guarantees (if any) of each such series of Subordinated Debt Securities will constitute valid and binding obligations of each Subsidiary Guarantor, when: (i) the Registration Statement (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such series of Subordinated Debt Securities and the related Guarantees (if any) shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Subordinated Indenture shall have been duly authorized, executed and delivered by the Company and the Subordinated Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Subordinated Debt Securities and the related Guarantees (if any) and the Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture establishing the form and terms of such series of Subordinated Debt Securities as contemplated by the Subordinated Indenture; (v) all necessary corporate, limited liability company, limited partnership or other entity action (as applicable) shall have been taken by each Subsidiary Guarantor to authorize the form, terms, execution, delivery, performance, issuance of its Guarantee (if any) related to such series of Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Subordinated Debt Securities and the related Guarantees (if any) and the Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture establishing the form and terms of such Guarantee (if any) related to such series of Subordinated Debt Securities as contemplated by the Subordinated Indenture; (vi) a supplemental indenture establishing the form and terms of such series of Subordinated Debt Securities shall have been duly executed and delivered by the Company, each Subsidiary Guarantor, if any, that is a party thereto and the Subordinated Trustee in accordance with the provisions of the Articles of Incorporation, the By-laws, final resolutions of the Board or a duly authorized committee thereof, the Resolutions and the Subordinated Indenture and, in the case of a supplemental indenture, in accordance with the Governing Documents and resolutions of the Governing Authority of each Subsidiary Guarantor that is a party thereto; (vii) if such Subordinated Debt Securities are convertible into shares of Common Stock, the actions described in paragraph 2(v) above shall have been taken; (viii) if such Subordinated Debt Securities are convertible into shares of Preferred Stock, the actions described in paragraph 2(vi) above shall have been taken; (ix) if such Subordinated Debt Securities are convertible into Depositary Shares, the actions described in paragraph 1 above shall have been taken; and (x) the certificates, if any, evidencing the Subordinated Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Subordinated Trustee and issued, all in accordance with the Articles of Incorporation, the By-laws, final resolutions of the Board or a duly authorized committee thereof, the Resolutions, the Subordinated Indenture and the supplemental indenture establishing the form and terms of the Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

5.            The Stock Purchase Contracts will constitute valid and binding obligations of the Company when: (i) the Registration Statement (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Contracts and the shares of Common Stock subject to such Stock Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Contract Agreement relating to such Stock Purchase Contracts shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Stock Purchase Contract Agent named in the Stock Purchase Contract Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law authorizing the execution, delivery, issuance and sale of such Stock Purchase Contracts; (v) if such Stock Purchase Contracts relate to the issuance and sale of shares of Common Stock, the actions described in paragraph 2(v) above shall have been taken; and (vi) the certificates, if any, representing such Stock Purchase Contracts shall have been duly executed, countersigned and registered in accordance with the Stock Purchase Contract Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Stock Purchase Contract Agreement against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

6.            The Stock Purchase Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement (including any necessary post-effective amendments) shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law authorizing the execution, delivery, issuance and sale of such Stock Purchase Units; (iv) if such Stock Purchase Units relate to the issuance and sale of Senior Debt Securities, the actions described in paragraph 3 above shall have been taken; (v) if such Stock Purchase Units relate to the issuance and sale of Subordinated Debt Securities, the actions described in paragraph 4 above shall have been taken; (vi) the actions described in paragraph 5 above shall have been taken; and (vii) the certificates, if any, representing such Stock Purchase Units shall have been duly executed, countersigned and registered and shall have been duly delivered to the purchasers thereof in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

7.            The Other Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement (including any necessary post-effective amendments) shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such Other Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Unit Agreement relating to such Other Units shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Unit Agent named in the Unit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the Articles of Incorporation, the By-laws, the Resolutions and applicable Michigan law authorizing the execution, delivery, issuance and sale of such Other Units; (v) if such Other Units consist of shares of Common Stock, the actions described in paragraph 2(v) above shall have been taken; (vi) if such Other Units consist of shares of Preferred Stock, the actions described in paragraph 2(vi) above shall have been taken; (vii) if such Other Units consist of Depositary Shares, the actions described in paragraph 1 above shall have been taken; (viii) if such Other Units consist of Senior Debt Securities, the actions described in paragraph 3 above shall have been taken; (ix) if such Other Units consist of Subordinated Debt Securities, the actions described in paragraph 4 above shall have been taken; and (x) the certificates, if any, representing such Other Units shall have been duly executed, countersigned and registered in accordance with the applicable Unit Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

PulteGroup, Inc.
February 5, 2026

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, in each case, whether by operation of law, contract, judicial or regulatory action or otherwise. Our opinions are also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Debt Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities: (i) the applicable Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto; (ii) the execution, delivery and performance by the Company of the Deposit Agreement, the Senior Indenture, each supplemental indenture to the Senior Indenture establishing the form and terms of the Senior Debt Securities of each series and any related Guarantees (if any) of each such series, the Subordinated Indenture, each supplemental indenture to the Subordinated Indenture establishing the form and terms of the Subordinated Debt Securities of each series and any related Guarantees (if any) of each such series, the Warrant Agreement, the Stock Purchase Contract Agreement and the Unit Agreement, as applicable, and the issuance, sale and delivery of the applicable Securities will not (A) contravene or violate the Articles of Incorporation or By-laws, (B) violate any applicable Michigan law or any other law, rule or regulation applicable to the Company, (C) result in a default under or breach of any agreement or instrument binding upon the Company or any order, judgment or decree of any court or governmental authority applicable to the Company, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect); (iii) in the case of Guarantees, the execution, delivery and performance by each Subsidiary Guarantor of any supplemental indenture establishing the form and terms of such series of Debt Securities and any related Guarantees (if any) of each such series and the performance by each Subsidiary Guarantor of the Senior Indenture or the Subordinated Indenture (including any relevant Guarantee), as the case may be, will not (A) contravene or violate such Subsidiary Guarantor’s Governing Documents, (B) violate any law, rule or regulation applicable to such Subsidiary Guarantor, (C) result in a default under or breach of any agreement or instrument binding upon such Subsidiary Guarantor or any order, judgment or decree of any court or governmental authority applicable to such Subsidiary Guarantor or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect); (iv) the authorization by the Company and each Subsidiary Guarantor, as the case may be, of the transactions described above and the instruments, agreements and other documents entered into and to be entered into by the Company and each Subsidiary Guarantor as described above will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of any such instruments, agreements or other documents; (v) the Articles of Incorporation and the By-laws, each as currently in effect, will not have been modified or amended and will be in full force and effect; (vi) the Governing Documents of each Subsidiary Guarantor and resolutions of the Governing Authority of each Subsidiary Guarantor, each as currently in effect, will not have been modified or amended and will be in full force and effect; and (vii) the Company will have a number of authorized and unissued shares of Common Stock and Preferred Stock sufficient to provide for the issuance of all shares of Common Stock and Preferred Stock issued pursuant to the transactions contemplated above and issuable upon exercise of any Warrants or Units or conversion of any convertible Debt Securities, as applicable.

PulteGroup, Inc.
February 5, 2026

We have further assumed that each Deposit Agreement, each Depositary Share, each Warrant Agreement, each Warrant, each supplemental indenture to the Senior Indenture, the Subordinated Indenture, each supplemental indenture to the Subordinated Indenture, each series of Debt Securities and any related Guarantees (if any) of such series of Debt Securities, each Stock Purchase Contract, each Stock Purchase Contract Agreement, each Stock Purchase Unit, each Other Unit and each Unit Agreement will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that: (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and at all relevant times was, is and will be validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and at all relevant times had, has and will have full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument at all relevant times was, is and will be a valid, binding and enforceable agreement or obligation, as the case may be, of each party thereto; provided that we make no assumption in clause (iii) insofar as such assumption relates to the Company or any Subsidiary Guarantors and is expressly covered by our opinions set forth herein.

PulteGroup, Inc.
February 5, 2026

This opinion letter is limited to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America, the laws of the State of Michigan or any state securities or blue sky laws.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP

ANNEX A
SPECIFIED SUBSIDIARY GUARANTORS

Del Webb Corporation
DiVosta Homes, L.P.
PH Oakwood Trails, LLC